AMERICAN CHURCH MORTGAGE COMPANY
10237 YELLOW CIRCLE DRIVE
MINNETONKA, MN  55343

BORROWER'S NAME AND ADDRESS
"I", "me" and "my" means each borrower above, together and separately.

BEACON BANK
19765 HIGHWAY SEVEN
SHOREWOOD, MN  55311

LENDER'S NAME AND ADDRESS
"You" and "your" means the lender, its successors and assigns.

Loan Number 1037068
Date JULY 22, 1999
Maturity Date AUGUST 1, 2000
Loan Amount $1,000,000.00
Renewal of
          -------------------
TAX ID #: 411793975

I promise to pay you, at your address listed above, the PRINCIPAL sum of ONE MILLION AND NO/100***************Dollars $1,000,000.00

/ / SINGLE ADVANCE: I will receive all of the loan amount on _______________. There will be no additional advances under this note.
/x/ MULTIPLE ADVANCE: The loan amount shown above is the maximum shown above is the maximum amount I can borrow under this note. On JULY 22, 1999
     I will receive $_______________ and future principal advances are permitted.
     CONDITIONS: The conditions for future advances are MINIMUM ADVANCES OF $10,000.00, NO MORE FREQUENTLY THAN ONCE A WEEK.
     /x/ OPEN END CREDIT: You and I agree that I may borrow up to the maximum amount more than one time. All other conditions of this note apply to this feature. This feature expires on AUGUST 1, 2000
     / / CLOSED END CREDIT: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).
INTEREST: I agree to pay interest on the outstanding principal balance from JULY 22, 1999 at the rate of 9.000% per year until FIRST CHANGE DATE
/x/ VARIABLE RATE: This rate may then change as stated below.
     /x/ INDEX RATE: The future rate will be 1.000% OVER the following index rate: WALL STREET PRIME RATE OF INTEREST
     / / NO INDEX: The future rate will not be subject to any internal or external index. It will be entirely in your control.
     / / FREQUENCY AND TIMING: The rate on this note may change as often as DAILY
     A change in the interest rate will take effect ON THE SAME DAY
     / / LIMITATIONS: During the term of this loan, the applicable annual interest rate will not be more than __________% or less than __________%. The rate may not change more than ___________% each __________.
     EFFECT OF VARIABLE RATE: A change in the interest rate will have the following effect on the payments:
     /x/ The amount of each scheduled payment will change.
     /x/ The amount of the final payment will change.
     / / _____________________________________________________________________

ACCRUAL METHOD:  You will calculate interest on a ACTUAL/360 basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:
     /x/ on the same fixed or variable rate basis in effect before maturity (as indicated above).
     / / at a rate equal to __________________________________________________
/x/ LATE CHARGE: If I make a payment more than 10 days after it is due, I agree to pay a late charge of 5.000% OF THE LATE PAYMENT.
/x/ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which / / are /x/ are not Included in the principal amount above: 0.5% LOAN FEE.
/ / AUTHORITY: The interest rate and other charges for this loan are authorized by____________________________________________________________

PAYMENTS:  I agree to pay this note as follows:

/x/ INTEREST: I agree to pay accrued Interest ON DEMAND, BUT IF NO DEMAND IS MADE THEN ON THE 1ST DAY OF EACH MONTH BEGINNING SEPTEMBER 1, 1999

/x/ PRINCIPAL: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS MADE THEN ON AUGUST 1, 2000

/ / INSTALLMENTS: I agree to pay this note in ___________payments. The first payment will be $_____________ and will be due
     ___________________. The final payment of the entire unpaid balance of principal and interest will be due__________________________ of

ADDITIONAL TERMS




------------------------------------------------------------------------------
/x/ SECURITY: This note is separately secured by (describe separate document by type and date): SECURITY AGREEMENT DATED 07/22/99 GRANTING AN
ASSIGNMENT OF LISTED REGISTERED BONDS, AND THE BOND POWERS.

(This section is for your internet use. Failure to list a separate security document does not mean the agreement will not secure this note.)
------------------------------------------------------------------------------

Signature for Lender

X
---------------------------------------
TERRY KELLER

---------------------------------------
PURPOSE: The purpose of this loan is BUSINESS: LINE OF CREDIT FOR INTERIM MORTGAGE FUNDING

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.

AMERICAN CHURCH MORTGAGE COMPANY

BY:     /s/ DAVID G. REINHART
   ------------------------------------
DAVID G. REINHART, PRESIDENT
---------------------------------------

---------------------------------------


                                                                 (Page 1 of 2)
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DEFINITIONS: As used on page 1, "/x/" means the terms that apply to this loan. "I", "me" or "my" means each Borrower who signs this note and each other person or legal entity (including guarantors, endorsers, and sureties) who agrees to pay this note (together referred to a "us"), "You" or "your" means the Lender and its successors and assigns.

APPLICABLE LAW: Minnesota law controls this note. Any term of this note which violates Minnesota law is not effective, unless the law permits you and me to agree to a variation.

If any provision of this agreement is unenforceable, the rest of the agreement remains in force. I may not change this agreement without your express written consent. Time is of the essence in this agreement.

PAYMENTS: You will apply each payment I make on this note first to any amount I owe you for charges which are neither interest nor principal. You will apply the rest of each payment to any unpaid interest, and then to the unpaid principal. If you and I agree to a different application of payments, we will describe our agreement on this note.

I may prepay all or part of this loan without penalty unless we agree to something different on this note. Any partial prepayment I make will not excuse or reduce any later scheduled payment until this note is paid in full (unless, when I make the prepayment, you and I agree in writing to the contrary).

INTEREST: Interest accrues on the principal remaining unpaid from time to time, until paid in full. If you give me my loan money in more than one advance, each advance will start to earn interest only when I receive it.

The interest rate in effect on this note at any time will apply to all the money you advance at that time. Regardless of anything in this document that might imply otherwise, I will not pay and you will not charge a rate of interest that is higher than the maximum rate of interest you could charge under applicable law for the credit you give me (before or after maturity).

If you send any erroneous notice of interest, we mutually agree to correct it. If you collect more interest than the law and this agreement allow, you agree to refund it to me.

INDEX RATE: The index will serve only as a device for setting the rate on this note. You do not guarantee by selecting this index, or the margin that the rate on this note will be the same rate you charge on any other loans or class of loans to me or other borrowers.

ACCRUAL METHOD: You will calculate the amount of interest I will pay on this loan using the interest rate and accrual method on page 1 of this note. When calculating interest, you will use the accrual method to determine the number of days in a "year." If you do not state an accrual method, you may use any reasonable accrual method to calculate interest.

POST MATURITY RATE: In deciding when the "Post Maturity Rate" (on page 1) applies, "maturity" means: 1.) The date of the last scheduled payment indicated on page 1 of this note, or; 2.) The date you accelerate payment on the note, whichever is earlier.

SINGLE ADVANCE LOANS: If this is a single advance loan, you and I expect that you will make only one advance of principal. However, you may add other amounts to the principal if you make any payments described in the "PAYMENTS BY LENDER" paragraph below.

MULTIPLE ADVANCE LOANS: If this is multiple advance loan, you and I expect that you will make more than one advance of principal. if this is closed-end credit, I am not entitled to additional credit if I repay a part of the principal.

PAYMENTS BY LENDER: If you are authorized to pay, on my behalf, charges I am obligated to pay (such as property insurance premiums), then you may treat those payments made by you as advances and add them to the unpaid principal under this note. Or, you may demand immediate payment of the charges.

SET-OFF: You may set off any amount due and payable under this note against any right I have to receive money from you.
     "Right to receive money from you" means:
     (1)  any deposit account balance I have with you;
     (2) any money owed to me on an Item presented to you or in your possession for collection or exchange; and
     (3)  any repurchase agreement or other nondeposit obligation.
Any amount due and payable under this note" means the total amount of which you are entitled to demand payment under the terms of this note at the time you set off. This total includes any balance the due date for which you properly accelerate under this note.

If someone who has not agreed to pay this note also owns my right to receive money from you, your set-off right will apply to my interest in the obligation, and to any other amounts I could withdraw on my sole request or endorsement.

Your set-off right does not apply to an account or other obligation where my rights are only as representative. It also does not apply to any Individual Retirement Account or other tax deferred retirement account.

You will not be liable for this dishonor of any check when the dishonor occurs because you set off this debt against one of my accounts. I will assume the liability and relieve you of all responsibility for any such claim that occurs If you set off this debt against one of my accounts.

REAL ESTATE OR RESIDENCE SECURITY: If I am giving you any real estate or a residence that is personal property, as security for this note, I have signed a separate security agreement. Default and your remedies for default are determined by applicable law and by the security agreement. Default and your remedies may also be determined by the "Default" and "Remedies" paragraphs below, to the extent they are not prohibited by law or contrary to the security agreement.

DEFAULT:  I will be in default if any of the following happen:

     (1)  I fail to make a payment on time or in the amount due;
     (2)  I fail to keep the property insured, if required;
     (3) I fail to pay, or keep any promise, on any debt or agreement I have with you;
     (4) any other creditors of mine try to collect any debt I owe them through court proceedings;
     (5) I die, am declared incompetent, make an assignment for the benefit of creditors, or become insolvent (either because my liabilities exceed my assets or I am unable to pay my debts as they become due);
     (6) I make any written statement or provide any financial information that is untrue or inaccurate when it was provided;
     (7) I do or fail to do something which causes you to believe that you will have difficulty collecting the amount I owe you;
     (8) any collateral securing this note is used in a manner or for a purpose which threatens confiscation by a legal authority.
     (9) I change my name or assume an additional name without first notifying you;
     (10) I fail to plant, cultivate and harvest crops in due season;
     (11) any loan proceeds are used for a purpose that will contribute to excessive erosion of highly erodible lend, or to the conversion of wetlands to produce an agricultural commodity, as explained in 7 C.F.R. Part 1940, Subpart G, Exhibit M.

REMEDIES: If I am in default on this note, you have, but are not limited to the following remedies:

     (1) You may demand immediate payment of everything I owe under this note;
     (2) You may set off this debt against any right I have to the payment of money from you, subject to the terms of the "SET-OFF" paragraph.
     (3) You may demand security, additional security, or additional parties to be obligated to pay this note as a condition for not using any other remedy;
     (4) You may refuse to make advances to me or allow me to make credit purchases;
     (5)  You may use any remedy you have under state or federal law.

If you choose one of these remedies, you do not give up your right to use any other remedy later. By waiving your right to declare an event to be a default, you do not waive your right to later consider the event as a default if it continues or happens again.

COLLECTION COSTS AND ATTORNEY'S FEES: I will pay all costs of collection, replevin (an action for the recovery of property wrongfully taken or detained, or any other or similar type of cost if I am in default.

In addition, if you hire an attorney to collect this note, I will pay attorney's fees plus court costs (except where prohibited by law). To the extent permitted by the United States Bankruptcy Code, I will also pay the reasonable attorney's fees and costs you are charged to collect this debt as award by any court under the Bankruptcy Code's jurisdiction.

WAIVER:  I give up my rights to require you to:

     (1)  demand payment of amounts due (presentment);
     (2)  obtain official certification of nonpayment (protest);
     (3) give notice that amounts due have not been paid (notice of dishonor).

I waive any defenses I have based on suretyship or impairment of collateral.

OBLIGATIONS INDEPENDENT: I must pay this note even if someone else has also agreed to pay it (by, for example, signing this form or a separate guarantee or endorsement).

You may sue me alone, anyone else obligated on this note, or any number of us together, to collect this note. You may do so without any notice that it has not not been paid (notice of dishonor).

You may, without notice, release any party to the agreement without releasing any other party.

If you give up any of your rights, with or without notice, it will not affect my duty to pay this note.

Any extension of new credit to any of us, or renewal of this note by all or less than all of us, will not release me from my duty to pay it. (Of course you are entitled to only one payment in full.) You may extend this note or the debt represented by this note, or any portion of the note or debt, from time to time without limit or notice. You may do this without affecting my liability for payment of the note.

I will not assign my obligation under this agreement without your prior written approval.

CREDIT INFORMATION: I authorize you to obtain credit information about me from time to time (for example, by requesting a credit report) and to report to others your credit experience with me (such as a credit reporting agency), I will provide you, at your request, accurate, correct and complete financial statements or information you need.

NOTICE: Unless otherwise required by law, you will give any notice to me by delivering it or mailing it by first class mail to my last known address. My current address is on page 1. I will inform you in writing of any change in my address. I will give any notice to you by mailing it first class to your address stated on page 1 of this agreement, or to any other address you give me.

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                                        BORROWER'S                                                                      INTEREST
      DATE OF         PRINCIPAL          INITIALS          PRINCIPAL       PRINCIPAL       INTEREST      INTEREST         PAID
    TRANSACTION       ADVANCE         (not required)       PAYMENTS         BALANCE          RATE        PAYMENTS        THROUGH
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------
     /   /            $                                    $               $                      %      $                /  /
--------------------------------------------------------------------------------------------------------------------------------

                                                                 (Page 2 of 2)

                                                                 -----  -----

AMERICAN CHURCH MORTGAGE COMPANY
10237 YELLOW CIRCLE DRIVE
MINNETONKA, MN 55343

BORROWER'S NAME AND ADDRESS
"I" include each borrower above, jointly and severally.

BEACON BANK
19765 HIGHWAY SEVEN
SHOREWOOD, MN 55311

LENDER'S NAME AND ADDRESS
"You" means the lender, its successors and assigns.

Line of Credit No. 1037068
Date JULY 22, 1999
Max. Credit Amt. $1,000,000.00
Loan Ref. No. 1037068
-------------------------------------------------------------------------------
You have extended to me a line of credit in the
AMOUNT of ONE MILLION AND NO/100
                                 ----------------------------------------------
$1,000,000.00.  You will make loans to me from time to time until 3:00
Pm on AUGUST 1, 2000. Although the line of credit expires on that date, I will remain obligated to perform all my duties under this agreement so long as I owe you any money advanced according to the terms of this agreement, as evidenced by any note or notes I have signed promising to repay these amounts.

This line of credit is in agreement between you and me. It is not intended that any third party receive any benefit from this agreement, whether by direct payment, reliance for future payment or in any other manner. This agreement is not a letter of credit.

1.   AMOUNT:  This line of credit is:
         /x/ OBLIGATORY:  You may not refuse to make a loan to me under this line of credit unless one of the following occurs:
             a. I have borrowed the maximum amount available to me;
             b. This line of credit has expired;
             c. I have defaulted on the note (or notes) which show my
                indebtedness under this line of credit;
             d. I have violated any term of this line of credit or any note or other agreement entered into in connection with this line of credit;
             e._______________________________________________________________
               _______________________________________________________________
               _______________________________________________________________

         / / DISCRETIONARY: You may refuse to make a loan to me under this line of credit once the aggregate outstanding advances equal or exceed __________________ $_______________________.

Subject to the obligatory or discretionary limitations above, this line of credit is:
         /x/ OPEN-END (Business or Agricultural only): I may borrow up to the maximum amount of principal more than one time.
         / /  CLOSED-END:  I may borrow up to the maximum only one time.

2. PROMISSORY NOTE: I will repay any advances made according to this line of credit agreement as set out in the promissory note, I signed on JULY 22, 1999, or any note(s) I sign at a later time which represent advances under this agreement. The note(s) set(s) out the terms relating to maturity, Interest rate, repayment and advances. If indicated on the promissory note, the advances will be made as follows: MINIMUM OF $10,000, NO MORE FREQUENTLY THAN ONCE A WEEK.

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

     --------------------------------------------------------------------------

3. RELATED DOCUMENTS: I have signed the following documents in connection with this line of credit and note(s) entered into in accordance with this line of credit:
          /x/  security agreement dated JULY 22, 1999 / /______________________
          / /  mortgage dated________________________
          / /  guaranty dated________________________ / /______________________
          / /  ______________________________________
          / /  ______________________________________ / /______________________
          / /  ______________________________________

4.   REMEDIES:  If I am in default on the note(s) you may:
             a.  take any action as provided in the related documents.
             b.  without notice to me, terminate this line of credit.
                 By selecting any of these remedies you do not give up your right to later use any other remedy. By deciding not to use any remedy should I default, you do not waive your right to later consider the event a default, if it happens again.

5. COSTS AND FEES: If you hire an attorney to enforce this agreement I will pay your reasonable attorney's fees, where permitted by law. I will also pay your court costs and costs of collection, where permitted by law.

6. COVENANTS: For as long as this line of credit is in effect or I owe you money for advances made in accordance with the line of credit, I will do the following:

             a. maintain books and records of my operations relating to the need for this line of credit;
             b. permit you or any of your representatives to inspect and or copy these records;
             c. provide to you any documentation requested by you which support the reason for making any advance under this line of credit;
             d. permit you to make any advance payable to the seller (or seller and me) of any items being purchased with that advance;
             e.  _____________________________________________________________
                 _____________________________________________________________
                 _____________________________________________________________

7. NOTICES: All notices or other correspondence with me should be sent to my address stated above. The notice or correspondence shall be effective when deposited in the mail, first class, or delivered to me in person.

8. MISCELLANEOUS: This line of credit may not be changed except by a written agreement signed by you and me. The law of the state in which you are located will govern this agreement. Any term of this agreement which is contrary to applicable law will not be effective, unless the law permits you and me to agree to such a variation.

FOR THE LENDER                      SIGNATURES:  I AGREE TO THE TERMS OF THIS
                                    LINE OF CREDIT, I HAVE RECEIVED A COPY ON
                                    TODAY'S DATE.

TERRY KELLER                        AMERICAN CHURCH MORTGAGE COMPANY
---------------------------------   -----------------------------------------
Title  ASSISTANT VICE PRESIDENT     BY:  /s/ David G. Reinhart
     ----------------------------      --------------------------------------
                                       DAVID G. REINHART, PRESIDENT

                                       --------------------------------------

                                                                 (page 1 of 1)